Exhibit 99.1

For Immediate Release	Contact: Marc Cannon
(954) 769-3146
cannonm@autonation.com
AutoNation Reports Fourth-Quarter Earnings
FORT LAUDERDALE, Fla. (February 9, 2006) -— AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2005 fourth-quarter net income from continuing operations of $80 million or $0.30 per share, on revenue of $4.5 billion. The results compare to 2004 fourth-quarter net income from continuing operations of $116 million or $0.43 per share on revenue of $4.8 billion. Excluding certain items disclosed in the attached financial tables, the Company’s fourth-quarter EPS from continuing operations was $0.31versus $0.34 in the prior year, a decline of 9%.
     “Two factors directly impacted our fourth-quarter earnings,” said Mike Jackson, chairman and chief executive officer of AutoNation. “We suffered an estimated $0.04 per share impact from Hurricane Wilma, which caused substantial property damage and disruption to our business in Florida. In addition, the auto retail sales environment was challenging in the fourth quarter.”
     For full-year 2005, the Company reported net income from continuing operations of $396 million or $1.48 per share, compared to $397 million or $1.46 per share in 2004. Excluding certain items disclosed in the attached financial tables, the Company’s full-year EPS from continuing operations was $1.45, up 7% from $1.36 in the prior year. The Company’s revenue for the full year totaled $19.3 billion, an increase of 1% versus the prior year. Operating income for full-year 2005 was $807 million, an increase of over 5%.
     Commenting on the year ahead, Jackson said, “Looking ahead, we believe that in 2006 U.S. industry sales of new vehicles will be nearly 17 million units for the eighth year in a row.”
About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and a component of the Standard and Poor’s 500 Index. For the 4th year in a row, AutoNation was named America’s Most Admired Automotive Retailer. AutoNation has approximately 27,000 full-time employees and owns and operates 345 new vehicle franchises in 17 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 100,000 vehicles are available for sale.

FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its long-term growth targets.
NON-GAAP FINANCIAL MEASURES
This release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the three and twelve-month periods ended December 31, 2005 and 2004, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Revenue:
New vehicle	$2,661.5	$2,925.0	$11,532.2	$11,664.9
Used vehicle	1,043.3	1,039.4	4,430.6	4,236.4
Parts and service	620.8	616.8	2,593.6	2,451.9
Finance and insurance	141.2	150.1	615.6	608.7
Other	18.5	19.8	81.4	82.7

Total revenue	4,485.3	4,751.1	19,253.4	19,044.6

Cost of sales:
New vehicle	2,466.8	2,710.6	10,697.6	10,831.6
Used vehicle	945.3	944.4	4,002.6	3,841.1
Parts and service	341.7	346.5	1,456.3	1,377.5
Other	4.8	8.3	33.2	35.4

Total cost of sales	3,758.6	4,009.8	16,189.7	16,085.6

Gross profit	726.7	741.3	3,063.7	2,959.0

Selling, general and administrative expenses	528.3	521.8	2,175.5	2,108.1
Depreciation and amortization	20.4	23.8	80.7	81.5
Other expenses (income)	(0.1)	2.7	0.5	4.0

Operating income	178.1	193.0	807.0	765.4

Floorplan interest expense	(31.8)	(22.0)	(110.7)	(79.1)
Other interest expense	(14.4)	(19.0)	(63.3)	(76.3)
Other interest expense — senior note repurchases	(2.3)	(0.6)	(17.4)	(0.6)
Interest income	3.1	1.2	7.5	3.5
Other losses	—	(1.7)	(0.2)	(5.1)

Income from continuing operations before income taxes	132.7	150.9	622.9	607.8

Provision for income taxes	52.3	34.5	227.4	210.7

Net income from continuing operations	80.4	116.4	395.5	397.1

Income (loss) from discontinued operations, net of income taxes	(5.1)	45.4	101.0	36.5

Net income	$75.3	$161.8	$496.5	$433.6

Diluted earnings per share:
Continuing operations	$0.30	$0.43	$1.48	$1.46
Discontinued operations	$(0.02)	$0.17	$0.38	$0.13

Net income	$0.28	$0.60	$1.85	$1.59

Weighted average common and common equivalent shares outstanding	266.8	270.3	268.0	272.5

Common shares outstanding	262.2	264.3	262.2	264.3

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per share data)

Operating Highlights	Three Months Ended December 31,				Year Ended December 31,
	2005	2004	$ Variance	% Variance	2005	2004	$ Variance	% Variance
Revenue:
New vehicle	$2,661.5	$2,925.0	$(263.5)	(9.0)	$11,532.2	$11,664.9	$(132.7)	(1.1)
Retail used vehicle	842.1	846.7	(4.6)	(0.5)	3,582.6	3,452.1	130.5	3.8
Wholesale	201.2	192.7	8.5	4.4	848.0	784.3	63.7	8.1

Used vehicle	1,043.3	1,039.4	3.9	0.4	4,430.6	4,236.4	194.2	4.6

Parts and service	620.8	616.8	4.0	0.6	2,593.6	2,451.9	141.7	5.8
Finance and insurance	141.2	150.1	(8.9)	(5.9)	615.6	608.7	6.9	1.1
Other	18.5	19.8	(1.3)		81.4	82.7	(1.3)

Total revenue	$4,485.3	$4,751.1	$(265.8)	(5.6)	$19,253.4	$19,044.6	$208.8	1.1

Gross profit:
New vehicle	$194.7	$214.4	$(19.7)	(9.2)	$834.6	$833.3	$1.3	0.2
Retail used vehicle	97.7	95.3	2.4	2.5	425.6	393.8	31.8	8.1
Wholesale	0.3	(0.3)	0.6		2.4	1.5	0.9

Used vehicle	98.0	95.0	3.0	3.2	428.0	395.3	32.7	8.3

Parts and service	279.1	270.3	8.8	3.3	1,137.3	1,074.4	62.9	5.9
Finance and insurance	141.2	150.1	(8.9)	(5.9)	615.6	608.7	6.9	1.1
Other	13.7	11.5	2.2		48.2	47.3	0.9

Total gross profit	726.7	741.3	(14.6)	(2.0)	3,063.7	2,959.0	104.7	3.5

Selling, general and administrative expenses	528.3	521.8	(6.5)	(1.2)	2,175.5	2,108.1	(67.4)	(3.2)

Depreciation and amortization	20.4	23.8	3.4		80.7	81.5	0.8
Other expenses (income)	(0.1)	2.7	2.8		0.5	4.0	3.5

Operating income	178.1	193.0	(14.9)	(7.7)	807.0	765.4	41.6	5.4

Floorplan interest expense	(31.8)	(22.0)	(9.8)		(110.7)	(79.1)	(31.6)
Other interest expense	(14.4)	(19.0)	4.6		(63.3)	(76.3)	13.0
Other interest expense — senior note repurchases	(2.3)	(0.6)	(1.7)		(17.4)	(0.6)	(16.8)
Interest income	3.1	1.2	1.9		7.5	3.5	4.0
Other losses	—	(1.7)	1.7		(0.2)	(5.1)	4.9

Income from continuing operations before income taxes	$132.7	$150.9	$(18.2)	(12.1)	$622.9	$607.8	$15.1	2.5

Retail vehicle unit sales:
New	86,721	97,098	(10,377)	(10.7)	391,698	402,303	(10,605)	(2.6)
Used	53,386	55,378	(1,992)	(3.6)	235,313	234,598	715	0.3

	140,107	152,476	(12,369)	(8.1)	627,011	636,901	(9,890)	(1.6)

Revenue per vehicle retailed:
New	$30,690	$30,124	$566	1.9	$29,442	$28,995	$447	1.5
Used	$15,774	$15,289	$485	3.2	$15,225	$14,715	$510	3.5

Gross profit per vehicle retailed:
New	$2,245	$2,208	$37	1.7	$2,131	$2,071	$60	2.9
Used	$1,830	$1,721	$109	6.3	$1,809	$1,679	$130	7.7
Finance and insurance	$1,008	$984	$24	2.4	$982	$956	$26	2.7

Operating Percentages	Three Months Ended December 31,		Year Ended December 31,
	% 2005	% 2004	% 2005	% 2004
Revenue mix percentages:
New vehicle	59.3	61.6	59.9	61.3
Used vehicle	23.3	21.9	23.0	22.2
Parts and service	13.8	13.0	13.5	12.9
Finance and insurance	3.1	3.2	3.2	3.2
Other	0.5	0.3	0.4	0.4

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	26.8	28.9	27.2	28.2
Used vehicle	13.5	12.8	14.0	13.4
Parts and service	38.4	36.5	37.1	36.3
Finance and insurance	19.4	20.2	20.1	20.6
Other	1.9	1.6	1.6	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.3	7.3	7.2	7.1
Used vehicle — retail	11.6	11.3	11.9	11.4
Parts and service	45.0	43.8	43.9	43.8
Total	16.2	15.6	15.9	15.5
Selling, general and administrative expenses	11.8	11.0	11.3	11.1
Operating income	4.0	4.1	4.2	4.0

Operating items as a percentage of total gross profit:
Selling, general and administrative expense	72.7	70.4	71.0	71.2
Operating income	24.5	26.0	26.3	25.9

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Cash Flow Information	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Capital expenditures, excluding property operating lease buy-outs	$39.6	$51.6	$131.5	$133.2
Property operating lease buy-outs	$—	$—	$10.3	$77.7
Stock repurchases	$49.9	$46.0	$237.1	$236.8
Acquisitions	$2.5	$43.6	$15.9	$197.9
Proceeds from exercises of stock options	$36.1	$26.1	$112.8	$94.2
Senior note repurchases	$23.6	$3.9	$136.0	$3.9

Floorplan Assistance and Expense	Three Months Ended December 31,			Year Ended December 31,
	2005	2004	Variance	2005	2004	Variance
Floorplan assistance (included in cost of sales)	$25.6	$26.7	$(1.1)	$114.4	$114.0	$0.4
Floorplan interest expense	(31.8)	(22.0)	(9.8)	(110.7)	(79.1)	(31.6)

Net floorplan benefit	$(6.2)	$4.7	$(10.9)	$3.7	$34.9	$(31.2)

Balance Sheet and Other Highlights	December 31, 2005	December 31, 2004
Cash and cash equivalents	$243.8	$108.2
Inventory	$2,682.7	$2,576.0
Floorplan notes payable	$2,540.0	$2,458.0
Non-vehicle debt	$525.0	$812.6
Equity	$4,669.6	$4,263.1
New days supply (industry standard of selling days, including fleet)	56 days	53 days
Used days supply (trailing 30 days)	43 days	37 days

Brand Mix - New Vehicle Revenue %	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Detroit 3:
Ford (Ford, Lincoln-Mercury)	16.6	18.0	18.5	20.5
General Motors (Chevrolet, Pontiac, Buick, Cadi1lac, GMC)	13.2	17.1	15.9	19.0
Chrysler (Chrysler, Jeep, Dodge)	8.1	8.7	8.9	9.2

Detroit 3 total	37.9	43.8	43.3	48.7

Premium Luxury:
Mercedes	11.2	10.6	9.3	8.9
BMW	5.7	3.8	4.9	4.4
Lexus	4.0	3.6	3.3	3.1
Other premium luxury (Jaguar, Rolls Royce)	1.4	0.9	1.1	1.1

Premium Luxury total	22.3	18.9	18.6	17.5

Imports:
Honda	8.3	7.0	7.9	7.1
Toyota	12.3	11.1	12.3	11.3
Nissan	9.7	9.1	9.8	8.7
Other imports	9.5	10.1	8.1	6.7

Import total	39.8	37.3	38.1	33.8

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Comparable Basis Reconciliations*	Three Months Ended December 31,
	Net Income		Diluted Earnings Per Share
	2005	2004	2005	2004
As reported	$75.3	$161.8	$0.28	$0.60
Discontinued operations — store divestitures, net of income taxes	5.1	6.8	$0.02	$0.03
Discontinued operations — tax adjustments	—	(52.2)	$—	$(0.19)

From continuing operations, as reported	$80.4	$116.4	$0.30	$0.43
Income tax adjustments	—	(24.6)	$—	$(0.09)
Senior note repurchases	1.5	.5	$0.01	$—

Adjusted	$81.9	$92.3	$0.31	$0.34

	Year Ended December 31,
	Net Income		Diluted Earnings Per Share
	2005	2004	2005	2004
As reported	$496.5	$433.6	$1.85	$1.59
Discontinued operations — store divestitures, net of income taxes	9.4	15.7	$0.04	$0.06
Discontinued operations — tax adjustments	(110.4)	(52.2)	$(0.41)	$(0.19)

From continuing operations, as reported	395.5	397.1	$1.48	$1.46
Senior note repurchases	10.6	.5	$0.04	$—
Income tax adjustments	(16.2)	(25.8)	$(0.06)	$(0.09)

Adjusted	$389.9	$371.8	$1.45	$1.36

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	intensely competitive, nearly 17 million units

SGA % reduction (over 2006, 2007 and 2008)	approximately 100 bp
(SGA % of gross profit less floorplan interest expense)

Continued opportunistic redeployment of cash flow	share repurchase, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Year Ended December 31,
	2005	2004	$ Variance	% Variance	2005	2004	$ Variance	% Variance
Revenue:
New vehicle	$2,653.6	$2,924.9	$(271.3)	(9.3)	$11,417.1	$11,660.9	$(243.8)	(2.1)
Retail used vehicle	840.3	846.8	(6.5)	(0.8)	3,551.1	3,450.9	100.2	2.9
Wholesale	199.6	192.0	7.6	4.0	831.9	780.8	51.1	6.5

Used vehicle	1,039.9	1,038.8	1.1	0.1	4,383.0	4,231.7	151.3	3.6
Parts and service	619.6	616.8	2.8	0.5	2,571.1	2,450.7	120.4	4.9
Finance and insurance	141.0	149.8	(8.8)	(5.9)	611.9	608.7	3.2	0.5
Other	7.1	7.3	(0.2)	(2.7)	28.2	28.9	(0.7)	(2.4)

Total revenue	$4,461.2	$4,737.6	$(276.4)	(5.8)	$19,011.3	$18,980.9	$30.4	0.2

Gross profit:
New vehicle	$193.9	$214.3	$(20.4)	(9.5)	$825.3	$833.2	$(7.9)	(0.9)
Retail used vehicle	97.6	95.1	2.5	2.6	422.7	393.4	29.3	7.4
Wholesale	(0.2)	(0.9)	0.7		(0.1)	(1.2)	1.1

Used vehicle	97.4	94.2	3.2	3.4	422.6	392.2	30.4	7.8
Parts and service	278.5	270.2	8.3	3.1	1,126.2	1,073.8	52.4	4.9
Finance and insurance	141.0	149.8	(8.8)	(5.9)	611.9	608.7	3.2	0.5
Other	8.1	6.8	1.3	19.1	27.4	26.7	0.7	2.6

Total gross profit	$718.9	$735.3	$(16.4)	(2.2)	$3,013.4	$2,934.6	$78.8	2.7

Retail vehicle unit sales:
New	86,554	97,098	(10,544)	(10.9)	388,748	402,137	(13,389)	(3.3)
Used	53,312	55,382	(2,070)	(3.7)	233,887	234,486	(599)	(0.3)

	139,866	152,480	(12,614)	(8.3)	622,635	636,623	(13,988)	(2.2)

Revenue per vehicle retailed:
New	$30,658	$30,123	$535	1.8	$29,369	$28,997	$372	1.3
Used	$15,762	$15,290	$472	3.1	$15,183	$14,717	$466	3.2

Gross profit per vehicle retailed:
New	$2,240	$2,207	$33	1.5	$2,123	$2,072	$51	2.5
Used	$1,831	$1,717	$114	6.6	$1,807	$1,678	$129	7.7
Finance and insurance	$1,008	$982	$26	2.6	$983	$956	$27	2.8

Operating Percentages	Three Months Ended December 31,		Year Ended December 31,
	% 2005	% 2004	% 2005	% 2004
Revenue mix percentages:
New vehicle	59.5	61.7	60.1	61.4
Used vehicle	23.3	21.9	23.1	22.3
Parts and service	13.9	13.0	13.5	12.9
Finance and insurance	3.2	3.2	3.2	3.2
Other	0.1	0.2	0.1	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	27.0	29.1	27.4	28.4
Used vehicle	13.5	12.8	14.0	13.4
Parts and service	38.7	36.7	37.4	36.6
Finance and insurance	19.6	20.4	20.3	20.7
Other	1.2	1.0	0.9	0.9

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.3	7.3	7.2	7.1
Used vehicle — retail	11.6	11.2	11.9	11.4
Parts and service	44.9	43.8	43.8	43.8
Total	16.1	15.5	15.9	15.5